UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2012

Yew Bio-Pharm Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54701	26-1579105
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

294 Powerbilt Avenue, Las Vegas, Nevada	89148
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 487-6727

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 13, 2012, at a special meeting of the shareholders (the “Special Meeting”) of Yew Bio-Pharm Group, Inc. (the “Company”), the Company’s shareholders approved the issuance of a stock purchase option (each, a “Founder’s Option” and collectively, the “Founders’ Options”) to Zhiguo Wang, Guifang Qi and Xingming Han (collectively, the “Founders” or the “directors”).  For more information concerning the Special Meeting, including the results of the votes taken thereat, please see Item 5.07, “Submission of Matter to a Vote of Security Holders”, below.

Following the Special Meeting, the Board of Directors of the Company met on December 13, 2012 and, among other things, issued the Founders’ Options to the Founders.

The terms of each Founder’s Option are identical to each other except for the name of the optionee and the number of shares of the Company’s common stock subject to each such Founder’s Option. The principal terms of the Founders’ Options include the following:

●	Each Founder’s Option is fully vested upon issuance;

●	Each Founder’s Option is exercisable for a period of five years from the date of issuance;

●	Each Founder’s Option is exercisable at $0.22 per share; and

●
Each Founder’s Option has a cashless exercise feature, pursuant to which, at the optionee’s election, he or she may choose to deliver previously-owned shares of YBP common stock in payment of the exercise price or not pay the exercise price of the Founder’s Option and receive instead a reduced number of shares of YBP common stock reflecting the value of the number of shares of YBP common stock equal to the difference, if any, between the aggregate fair market value of the shares issuable upon exercise of the Founder’s Option and the exercise price of the Founder’s Option.

The number of shares of the Company’s common stock subject to each Founder’s Option is as follows:

Name of Optionee	Number of Shares Subject to Founder’s Option
Zhiguo Wang	20,103,475
Guifang Qi	2,488,737
Xingming Han	213,300

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 13, 2012, the Company held the Special Meeting. As of the record date of October 18, 2012, there were a total of 50,000,000 shares of Class A common stock issued and outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 46,688,011 shares of Class A common stock were present in person or by proxy, representing a quorum.

At the Special Meeting, the Company’s stockholders: (i) Approved an amendment to the Company’s Articles of Incorporation increasing the number of authorized shares of common stock from 50,000,000 to 140,000,000 and the number of authorized shares of preferred stock from -0- to 10,000,000; (ii) ratified the current reorganization (the “Second Restructure”) of the Company; (iii) approved the 2012 Equity Incentive Plan; and (iii) approved the issuance of the Founders’ Options to the Company’s directors. The results of the voting at the Special Meeting on each such matter are set forth below.

1.
Approval of an amendment to the Company’s Articles of Incorporation increasing the number of authorized shares of common stock from 50,000,000 to 140,000,000 and the number of authorized shares of preferred stock from -0- to 10,000,000:

Votes For	46,220,346
Votes Against	462,162
Abstentions	5,503
Broker Non-Votes	0

2.	Ratification of the Second Restructure:

Votes For	46,539,535
Votes Against	142,973
Abstentions	5,503
Broker Non-Votes	0

This vote was also approved by a majority of the votes not including the votes of the Founders, as provided by the proxy statement used in connection with the Special Meeting (the “Proxy Statement”).  Such vote was:

Votes For	23,734,023
Votes Against	142,973
Abstentions	5,503
Broker Non-Votes	0

3.	Adoption of the 2012 Equity Incentive Plan:

Votes For	45,601,858
Votes Against	1,080,650
Abstentions	5,503
Broker Non-Votes	0

4.	Approval of the issuance of the Founders’ Options to the directors:

Votes For	46,449,465
Votes Against	206,008
Abstentions	32,538
Broker Non-Votes	0

This vote was also approved by a majority of the votes not including the votes of the Founders, as provided in the Proxy Statement.  Such vote was:

Votes For	23,643,953
Votes Against	206,008
Abstentions	32,538
Broker Non-Votes	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Founder’s Option dated December 13, 2012 issued to Zhiguo Wang
	10.2	Founder’s Option dated December 13, 2012 issued to Guifang Qi
	10.3	Founder’s Option dated December 13, 2012 issued to Xingming Han

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 19, 2012	YEW BIO-PHARM GROUP, INC

	By:	/s/ Zhiguo Wang
Zhiguo Wang
President